UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 17, 2006
                                ----------------



                                OHIO LEGACY CORP
                                ----------------
             (Exact name of registrant as specified in its charter)



                  OHIO                     000-31673        34-1903890
                  ----                     ---------        ----------
      (State or other jurisdiction        (Commission      (IRS Employer
            of incorporation)             File Number)  Identification No.)


 305 West Liberty Street, Wooster, Ohio                      44691
 --------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (330) 263-1955
                                                           --------------


                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2006, the registrant issued a press release announcing the appointment of D. Michael Kramer to the positions of President and Chief Executive Officer of Ohio Legacy Corp and its subsidiary, Ohio Legacy Bank, N.A., effective January 1, 2006.

Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.

          Exhibit
          Number               Description
           99.1                Press release dated January 17, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OHIO LEGACY CORP
                                         (Registrant)

Date:    January 17, 2006                /s/ ERIC S. NADEAU
                                         -------------------------------------
                                         Eric S. Nadeau
                                         Chief Financial Officer and Treasurer